SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***)

March 26, 2020
Liberty Oilfield Services, LLC
950 17th Street, Suite 2000
Denver, Colorado 80202

Re: Master Product Purchase Agreement and Ancillary Agreements

Dear Sir or Madam:

This letter agreement is in regards to: (i) that certain Master Product Purchase Agreement, by and between Smart Sand, Inc. (“Smart Sand”) and Liberty Oilfield Services, LLC (“Liberty”), dated March 8, 2017, as amended by that certain First Amendment to Master Product Purchase Agreement, dated effective as of May 1, 2017, and those certain letter agreements entered into by the parties from time to time (as amended, the “PPA”); (ii) that certain Railcar Usage Agreement, dated March 8, 2017, as amended by that certain First Amendment to Railcar Usage Agreement, dated effective as of May 1, 2017, and those certain letter agreements entered into by the parties from time to time (as amended, the “RUA”); and (iii) that certain Transportation and Transloading Services Agreement, dated August 7, 2018, by and between Smart Sand, SSI Bakken I, LLC, and Liberty, and those certain letter agreements entered into by the parties from time to time (as amended, the “Transloading Agreement”). All capitalized terms contained in this letter agreement and not otherwise defined shall have the meanings ascribed to such terms in the PPA, RUA and Transloading Agreement, as applicable.

Per our discussion, Smart Sand and Liberty each hereby agrees to the following:

1.During the period commencing on the date on which this letter agreement is executed by all parties and ending on the earlier of (i) the thirtieth (30th) day after Smart Sand provides written notice to Liberty to terminate the credits set forth in this letter, or (ii) September 30, 2020 (such period, the “Credit Period”): (A) if the Average Cushing Oklahoma WTI Spot Prices per barrel for the preceding calendar quarter is at least *** per barrel, then Liberty shall be eligible for a credit equal to *** for each ton of *** Products purchased during the Credit Period, *** for each ton of *** Products purchased during the Credit Period, and *** for each ton of *** Products purchased during the Credit Period; (B) if the Average Cushing Oklahoma WTI Spot Prices per barrel for the preceding calendar quarter is less than *** per barrel, then Liberty shall be eligible for a credit equal to *** for each ton of *** Products purchased during the Credit Period, *** for each ton of *** Products purchased during the Credit Period, and *** for each ton of *** Products purchased during the Credit Period; (C) Liberty shall be eligible for a credit equal to *** towards the *** transloading charge for each ton of

Products shipped on the Union Pacific Railroad, as described in Section 2.1 of the PPA; (D) the prices payable for Services under the Transloading Agreement shall be ***, which is inclusive of amounts due for Products under the PPA; provided, however, that such prices shall be reduced to *** per ton for each ton of Products used on a wellsite containing Smart Sand’s SmartDepot™ storage silos; and (E) the *** railcar usage fee set forth in Section 1.A. of the RUA shall be waived. During the Credit Period, Liberty shall purchase from Smart Sand all of Liberty’s frac sand to be used for its operations in the Williston Basin.

2.The obligations of Smart Sand under this letter agreement (including providing the credits set forth herein) are conditioned upon Liberty’s performance of all obligations under the PPA, RUA, Transloading Agreement, and the Master Storage Agreement (including the equipment schedules thereto), including, without limitation, payment in full by Liberty of all outstanding invoices due and payable prior to the execution of this letter agreement. Smart Sand may terminate this letter agreement or any of the credit amounts set forth herein, in its sole discretion, upon providing to Liberty at least thirty (30) days prior written notice of such termination. Upon termination of this letter agreement or any credit amounts set forth herein, the pricing set forth in that certain letter agreement executed on January 2, 2020 (the “Prior Letter Agreement”) shall be in effect for all Products, transload charges, Services under the Transloading Agreement, and railcar usage fees subject to termination, subject to the terms and conditions set forth in the Prior Letter Agreement.

3.Except as expressly set forth in this letter agreement, all of the terms and conditions of the PPA, RUA and Transloading Agreement, as previously amended, shall remain unchanged and in full force and effect. For the avoidance of doubt, except with respect to the credit amounts in Section 1 above, the terms and conditions of the Prior Letter Agreement shall remain in full force and effect.

[signature page follows]

Please indicate your agreement to the terms of this letter agreement by signing in the space provided below and returning it to me. This letter agreement may be executed in counterparts and delivered via facsimile or other electronic transmission, each of which shall be deemed to be an original and both of which together shall constitute one and the same agreement.

SMART SAND, INC.

By: _/s/ John Young______________________
John Young, Chief Operating Officer

SSI BAKKEN I, LLC

By: _/s/ John Young______________________
John Young, Chief Operating Officer

Confirmed, acknowledged and agreed to this 26th day of March, 2020:

LIBERTY OILFIELD SERVICES, LLC

By: _/s/ Ronald Gusek______________________
Name: Ronald Gusek
Title President